Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent Events

12. Subsequent Events

The Group evaluates all events and transactions that occurred after June 30, 2025 and up through the date the Company issued these unaudited condensed consolidated financial statements. Other than the event disclosed below or elsewhere in these consolidated financial statements, there is no other material subsequent event occurred that would require recognition or disclosure in the Group’s consolidated financial statements.

On August 1, 2025, Mr. Tak Wing Ho tendered his resignation as a director and the Chief Financial Officer of PTL Limited, effective August 1, 2025. Tak Wing Ho’s resignation was not a result of any disagreement with the Company’s operations, policies or procedures.

On August 1, 2025, approved by the Board of Directors, the Nominating Committee and the Compensation Committee of PTL Limited, Ms. Yuen Tung Leung (Ms. Leung) was appointed as a director and the Chief Financial Officer, effective August 1, 2025.

On October 1, 2025, the Company entered into an agreement with a customer to restructure a accounts receivable of $5,971,608.96 into a 4-year, 7% note receivable, due to the customer’s financial needs for its future development. This modification will result in reclassification of the receivables from current to non-current assets in second half of 2025. The impact on future interest income and liquidity is under evaluation.